UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 14, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  0-19649               58-1654960
(State or Other         (Commission           (IRS Employer
Jurisdiction of          File Number)      Identification No.)
Incorporation)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of Principal Executive Offices)     (Zip Code)

(813) 283-7000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

____ Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

SECTION 7		REGULATION FD

Item 7.01.  	REGULATION FD DISCLOSURE.

At the Checkers Drive-In Restaurants, Inc.
(the "Company") earnings conference call held at 5:00 pm on Thursday, October 15, 2004, after the delivery of prepared remarks, we discussed the preliminary results of Period 10 (the four week period beginning September 7, 2004 and ending
October 4, 2004). Those preliminary results indicated that: (a) Company owned same store sales during Period 10 increased 17.6% over the same period in our 2003 fiscal year; (b) that the Company's cost of sales (restaurant food, paper and labor costs) during Period 10 was 61.6% of the Company Period 10 restaurant sales; and (c) our franchisees' same store sales for Period 10 increased by 12.7%.

The information in this Report is furnished pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   S. Patric Plumley
Title:  SVP and CFO
Dated:  October 14, 2004